UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2026

CHATHAM LODGING TRUST
(Exact name of Registrant as specified in its charter)

Maryland	001-34693	27-1200777
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 Lakeview Avenue, Suite 200
West Palm Beach,	Florida	33401
(Address of principal executive offices)		(Zip Code)

(561) 802-4477
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Shares of Beneficial Interest, $0.01 par value	CLDT	New York Stock Exchange
6.625% Series A Cumulative Redeemable Preferred Shares	CLDT-PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b.2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 12, 2026, Chatham Lodging Trust (the “Company”) held its Annual Meeting of Shareholders. The matters on which the shareholders voted, in person or by proxy were:

(i)
for the election of trustees Edwin B. Brewer, Jr., Jeffrey H. Fisher, David Grissen, Mary Beth Higgins, Rolf E. Ruhfus, and Ethel Isaacs Williams to serve until our 2027 Annual Meeting of Shareholders and/or until their successors are duly elected and qualified;

(ii)	for the ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026; and

(iii)	for the approval, in an advisory and non-binding vote, of the compensation of the Company’s named executive officers

All of the nominees were elected by the requisite vote, the ratification to select the independent registered public accountants was approved, and the compensation of the Company’s named executive officers was approved. The results of the voting were as follows:

Trustee	Votes For	Votes Against/Withheld	Abstain	Broker Non-Votes	%For/Against
Edwin B. Brewer, Jr.	40,502,571	503,194	0	2,701,705	98.77%
Jeffrey H. Fisher	40,547,694	458,071	0	2,701,705	98.88%
David Grissen	40,780,150	225,615	0	2,701,705	99.45%
Mary Beth Higgins	40,757,764	248,001	0	2,701,705	99.40%
Rolf E. Ruhfus	40,748,500	257,265	0	2,701,705	99.37%
Ethel Isaacs Williams	40,614,281	391,484	0	2,701,705	99.05%

Ratification of the selection of independent registered public accounting firm:
Votes For	Votes Against	Abstentions	%For/Against
43,200,054	501,149	6,268	98.85%

Approval of compensation of named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes	%For/Against
40,237,015	732,587	36,163	2,701,705	98.21%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHATHAM LODGING TRUST

May 12, 2026	By:	/s/ Jeremy Wegner
Name: Jeremy Wegner
Title: Senior Vice President and Chief Financial Officer